UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549




                            FORM 8-K


                         CURRENT REPORT
            Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 7, 2005


              MAUI LAND & PINEAPPLE COMPANY, INC.
     (Exact name of registrant as specified in its charter)


     HAWAII                            1-6510           99-0107542
(State or other jurisdiction of      (Commission     (I.R.S. Employer
incorporation or organization)       File Number)    Identification No.)


120 Kane Street, P. O. Box 187, Kahului, Maui, Hawaii    96733-6687
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:(808) 877-3351

                              NONE
  Former Name or Former Address, if Changed Since Last Report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 5.05. AMENDMENTS TO THE REGISTRANTS CODE OF ETHICS, OR
WAIVER OF A PROVISION OF THE CODE OF ETHICS


  On November 7, 2005, the Company's Board of Directors approved the Amended Code of Ethics that covers the principal executive officer, principal financial officer, and principal accounting officer, as well as all other employees of the Company. The primary nature of the amendments were to:

  - Incorporate recent revisions to the Company's Whistle Blower
    Policy;
  - Incorporate the Company's new Insider Trading Policy;
  - Incorporate the Company's new Political Contributions
    Policy;
  - Add clarification and specificity to certain sections; and
  - Add a provision to deal with possible waivers of the Code of Ethics.



                             SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          MAUI LAND & PINEAPPLE COMPANY, INC.



  November 9, 2005        /S/ FRED W. RICKERT
  Date                        Fred W. Rickert
                              Vice  President/Chief Financial Officer
                              (Principal Financial Officer)